EXHIBIT 32.1
                                                                    ------------

                    PRINCIPAL EXECUTIVE OFFICER CERTIFICATION
                    -----------------------------------------

 In connection with the quarterly report on Form 10-Q of Presstek, Inc. (the "Company") for the period ended April 3, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Edward
J. Marino, President and Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

 (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

 (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of the Company.

                                               /s/ EDWARD J. MARINO
                                       -----------------------------------------
                                                  Edward J. Marino
                                        PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                            (PRINCIPAL EXECUTIVE OFFICER)

Date: May 13, 2004